Exhibit 10.1

GRACO INC.

GRACO RESTORATION PLAN
(2005 STATEMENT)

THIRD AMENDMENT

Written Action
Of
Chief Executive Officer

        WHEREAS, Graco Inc. (“Graco”), a Minnesota corporation, has adopted the Graco Restoration Plan (2005 Statement) (the “Plan Statement”);

        WHEREAS, Section 9.1 of the Plan Statement provides that Graco may amend the Plan Statement in any respect by action of its Board of Directors; and

        WHEREAS, the Board of Directors of Graco, by resolution adopted at its meeting held on June 14, 2007, delegated to the Chief Executive Officer the authority to amend the Plan Statement to allow distribution forms under the Plan Statement similar to those available under the Graco Employee Retirement Plan (1991 Restatement) and to permit a lump sum distribution form while retaining the existing default distribution forms.

        NOW, THEREFORE, BE IT RESOLVED, based on the authority delegated to me, I adopt the attached Third Amendment to the Plan Statement.

03/27/2008	/s/Patrick J. McHale
Date	Patrick J. McHale
Chief Executive Officer
Graco Inc.

THIRD AMENDMENT
GRACO RESTORATION PLAN
(2005 Statement)

        Graco Inc. (the “Principal Sponsor”) has established and maintains a nonqualified deferred compensation plan (the “Plan”) which, in its most recent amended and restated form, is embodied in a document entitled “GRACO RESTORATION PLAN (2005 Statement)" effective January 1, 2005 (as amended, the “Plan Statement”) and is hereby amended as follows:

1.     DISTRIBUTION FORMS. Effective for distributions made on and after July 1, 2007, Subsection 7.1.2 shall be amended (i) to re-number Subsection 7.1.2(b) as Subsection 7.1.2(d), and (ii) to add the following new Subsections 7.1.2(b) and 7.1.2(c) that read in full as follows:

(b)	Election to Change the Form or Delay the Time of Distribution. A Participant may make an election to change the form or delay the time of distribution. If (i) a Participant’s form of payment prior to electing one of the alternative forms of payment listed below is an annuity, (ii) the Participant elects an alternative form that is an annuity (options (i), (ii), (iii), (iv), (v), and (vi), but not (vii) – the lump sum form), and (iii) the annuity elected is actuarially equivalent applying reasonable actuarial methods and assumptions, then the Participant’s benefit shall commence on the same date the benefit would have been paid but for the election of the alternative form. In all other cases, if a Participant elects one of these alternative forms of payment, the election (i) shall not take effect until the date that is twelve (12) months after the date on which the Participant makes the election, (ii) shall delay the distribution to a date that is at least five (5) years after the date the distribution would have been made to the Participant absent the election, and (iii) in the case of a distribution as of a specified time (but not upon a Participant’s Separation from Service, Disability, or death), the election shall not take effect unless the Participant makes the election at least twelve (12) months prior to the date the distribution is to commence. An election form that does not satisfy the advance filing requirements of the preceding sentence shall be void and shall be disregarded. In all cases an election form shall not be considered filed until the completed form is actually received by the Committee or its designated agent.

(c)	Alternate Forms of Distribution. Subject to satisfying the conditions in Section 7.1.4(b), the participant may elect to receive distribution the following forms

(i)	A fifty percent (50%) survivor annuity.

(ii)	A sixty-six and two-thirds percent (66-2/3%) survivor annuity (available only if the joint annuitant is not more than twenty-four (24) years younger than the Participant).

(iii)	A seventy-five percent (75%) survivor annuity.

(iv)	A one hundred percent (100%) survivor annuity (available only if the joint annuitant is not more than ten (10) years younger than the Participant).

(v)	A term certain single life annuity based on the Participant’s life with a term certain period of one hundred twenty (120) months (available only if the Participant has not attained age 92).

(vi)	A term certain single life annuity based on the Participant’s life with a term certain period of one hundred eighty (180) months (available only if the Participant has not attained age 84).

(vii)	A single lump sum payment.

The actuarial determination of all forms in section 7.1.2 shall be based upon the terms of the Graco Employee Retirement Plan.

2.     SAVINGS CLAUSE. Save and except as hereinabove expressly amended, the Restoration Plan shall continue in full force and effect.